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                                                                   Exhibit 10.14

                                           Translated from Romanian into English


                              CONTRACT no. M3-001


From "04" January 2001                                                  Chisinau
      --  -------

      We, undersigned's, Firm "POMUL" LTD in the person of director DRUTA Tudor, acting on the Statute basis, hereinafter referred to as the ((SELLER)), on the one side and FCP "ASCONI" LTD in the person of general director C. Jitaru, acting on the enterprise Statute hereinafter referred to as the ((BUYER)), on the other side, have concluded hereby agree as follows:


                              I. CONTRACT SUBJECTS

1.1. The "SELLER" sells, but the BUYER buys in ex store conditions, established before the delivery: corks for wine.

1.2. The "BUYER" orders the quantity and the sort at the beginning of each term.


                    II. PRICE, PAYMENT, SUM OF THE CONTRACT

2.1. The goods sum is determined in conformity with sale prices of the "SELLER" at the day when the goods are loaded, including the price of the package, VAT.

2.2. The sale of the goods is produced from the "SELLER'S" storehouse after the advance payment of 50% from goods value or 50% in term of 30 days (thirty).

2.3. The sum of the following contract is: 100000 (one hundred thousand) USA dollars

HL QUALITY OF THE GOODS

3.1. The quality of the goods must correspond to the sanitary rules and to the standards of Republic of Moldova and to the other necessary documents, issued by the competent authority of Republic of Moldova.


                                  IV. PACKAGE

4.1.  The package must correspond to the international standards.

                  V. RECEIVING OF THE GOODS IN CONFORMITY WITH
                              QUALITY AND QUANTITY

5.1.  The "BUYER" can make a quality inspection of the goods before getting it.
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                                           Translated from Romanian into English


5.2. The "BUYER" receives the goods from the moment of loading them from the "SELLER'S" storehouse.


                         VI. SETTLEMENT OF THE PROBLEMS

6.1. The problems, which appear in time of execution of the following contract, must be solved through negotiations, if not, with bilateral agreement the problem must be solved by the Economy Court of Republic of Moldova, the decision of the court is obligatory for the both sides.

6.2. All adding to the following contract are accepted if they are submitted in written form and the both sides sign them.


                       VII. WORKING LIFE OF THE CONTRACT

7.1. The following contract begins to work from the moment of signing it by the both sides and its working life expires at the moment when all engagements are done.


                            VIII. ADDITIONAL CLAUSE

8.1. If the "BUYER" does not do the payment in the terms specified in the following contract, he pays a fine of 0,5% from the sum of the contract for each day of being late.

      For the receiving of the goods the "BUYER" must to present:
-     delivery contract
-     copy of the invoice for the goods
-     warrant for receipt of the goods
-     passport


                          LEGAL ADDRESSES OF THE SIDES

    "SELLER"                                                     "BUYER"

"POMUL" LTD                                                     FCP "ASCONI" LTD
Republic of Moldova, Calarasi                                     Chisnau, Puhoi
S/a 225102401190                                      BC Universalbanc, Chisinau
b/a 280101768                                                    s/a 22240001016
MoldovaAgroindbank                                                 b/a 280101803
Subsidiary Calarasi                                                   t/a 231582
t/a 19909/VAT 3800046


     Director                                                   General Director
                                                                ----------------
--------------------- T. DRUTA                                 Jitaru Constantin


                                    [SEAL]

This translation from Romanian into English was checked in the translation office "INTACT-SERVICE" LTD.